UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2013

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	000-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(877) 617-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS
                 On August 9, 2013 , Cascade Bancorp (the “Company”) issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the second quarter of 2013 and describing the second quarter, June 30, 2013 financial results. A copy of the press release is included with this Form 8-K as Exhibit 99.1.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS
              (d)          Exhibits
                             Exhibit 99.1 Press Release dated August 9, 2013
.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASCADE BANCORP

By:    /s/ Gregory D. Newton
Gregory D. Newton
EVP/Chief Financial Officer

Date:    August 9, 2013